SUPPLEMENT DATED JUNE 29, 2010
TO
PROSPECTUS DATED MAY 1, 2001
FOR COMPASS 1

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT C

The first paragraph under “Annuity Commencement Date” section is hereby deleted and replaced with the following:

We begin making annuity payments under a Contract on the Annuity Commencement Date, which the Owner selects in the Contract application. The Owner may change this date as provided in the Contract; however, the new Annuity Commencement Date must be the first day of a month and not later than the first day of the first month following the Annuitant’s 95th birthday, unless otherwise limited or restricted by the particular retirement plan or by applicable law. In most situations, current law requires that certain minimum distributions commence no later than April 1 following the year the Annuitant reaches age 701⁄2. In addition, the particular retirement plan may impose additional limitations. The Annuity Commencement Date may also be changed by an election of an annuity option, as described under ‘‘Death Benefit’’. Any new Annuity Commencement Date must be at least 30 days after we receive notice of the change.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Compass 1 (US) 6/2010